UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2022 (July 19, 2022)

FAZE HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40083	85-2081659
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 N. Cahuenga Blvd., Los Angeles, CA	90038
(Address of principal executive offices)	(Zip Code)

(818) 688-6373

(Registrant’s telephone number, including area code)

B. Riley Principal 150 Merger Corp.

299 Park Avenue, 21st Floor,

New York, NY 10171

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	FAZE	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock	FAZEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As previously disclosed, on October 24, 2021, B. Riley Principal 150 Merger Corp., a Delaware corporation (“BRPM”), BRPM Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of BRPM (“Merger Sub”), and FaZe Clan Inc., a Delaware corporation (“Legacy FaZe”), entered into an Agreement and Plan of Merger, as amended on December 29, 2021 and March 10, 2022 (the “Merger Agreement”), pursuant to which, among other transactions, Merger Sub merged with and into Legacy FaZe (the “Merger”), whereupon the separate corporate existence of Merger Sub ceased and Legacy FaZe continued as the surviving corporation in the Merger as a wholly owned subsidiary of BRPM (the Merger with the other transactions described in the Merger Agreement, the “Business Combination”). In connection with the closing of the Business Combination, BRPM changed its name to “FaZe Holdings Inc.” (sometimes referred to herein as “New FaZe”).

On July 15, 2022, BRPM held a special meeting of its stockholders (the “Special Meeting”) in connection with the Business Combination. At the Special Meeting, BRPM stockholders voted to approve the Business Combination with Legacy FaZe and related proposals.

Unless the context otherwise requires, “we,” “us,” “our” and the “Company” refer to BRPM and its consolidated subsidiaries prior to the completion (the “Closing”) of the Business Combination and New FaZe and its consolidated subsidiaries following the Closing. All references herein to the “Board” refer to the board of directors of BRPM or New FaZe, as applicable.

As a result of and upon the Closing, among other things, BRPM issued to stockholders of Legacy FaZe 50,995,637 shares of common stock, par value $0.0001 per share, of New FaZe (“New FaZe Common Stock”) at a deemed per share price of $10.00 (the “Aggregate Equity Value Consideration”), plus 5,312,098 shares of New FaZe Common Stock as earnout consideration (which earnout consideration is subject to forfeiture following the Closing if certain price-based vesting conditions are not met during the five years following the Closing) (the “Aggregate Earnout Consideration”).

Immediately prior to the effective time of the Merger (the “Effective Time”), each common stock purchase warrant of Legacy FaZe was exercised in full in accordance with its terms and each preferred stock purchase warrant of Legacy FaZe was exercised in full in accordance with its terms. The outstanding principal and accrued interest upon certain convertible promissory notes of Legacy FaZe (the “FaZe Notes”) was converted prior to the Effective Time into shares of common stock of Legacy FaZe, par value $0.00001 per share (“FaZe common stock”). Each share of Legacy FaZe’s preferred stock that was issued and outstanding as of such time (including the preferred stock issued upon the exercise of preferred stock purchase warrants) automatically converted into FaZe common stock, and the outstanding accrued interest (beginning on February 1, 2022 and ending on the date of Closing the “Closing Date”)) with respect to the convertible promissory notes issued pursuant to that certain Secured Convertible Note Purchase Agreement, dated as of December 15, 2020, as amended, by and among Legacy FaZe, CPH Phase II SPV LP and CPH Phase III SPV LP, was paid in full in connection with the Closing.

At the Effective Time, each share of FaZe common stock that was issued and outstanding as of immediately prior to the Effective Time (including the FaZe common stock issued upon the exercise of common stock purchase warrants, preferred stock purchase warrants and the conversion of the FaZe Notes and Legacy FaZe’s preferred stock) was cancelled and converted into the right to receive a portion of the Aggregate Equity Value Consideration equal to the Equity Value Exchange Ratio and a portion of the Aggregate Earnout Consideration equal to the Earnout Exchange Ratio (the “Per Share Merger Consideration”). The “Equity Value Exchange Ratio” is the quotient obtained by dividing 65,000,000 by the fully diluted number of shares of FaZe common stock outstanding immediately prior to the Effective Time (excluding certain shares, as determined in accordance with the Merger Agreement). The “Earnout Exchange Ratio” is the quotient obtained by dividing the Aggregate Earnout Consideration by the fully diluted number of shares of FaZe common stock outstanding immediately prior to the Effective Time (as determined in accordance with the Merger Agreement).

At the Effective Time, each restricted stock award outstanding under Legacy FaZe’s existing incentive plans that was outstanding immediately prior to the Effective Time, was converted into a number of shares of New FaZe Common Stock having the same terms and conditions as were applicable to such restricted stock award immediately prior to the Effective Time (each, a “New FaZe Restricted Stock Award”), except that each New FaZe Restricted

Stock Award relates to a number of shares of New FaZe Common Stock equal to the Per Share Merger Consideration. Prior to the completion of the Business Combination, Legacy FaZe and certain holders of outstanding Legacy FaZe restricted stock awards agreed to amend the vesting schedule of certain restricted stock awards to provide that the vesting of 75% of the New FaZe Restricted Stock Awards held by such holders would accelerate 90 days after the Closing rather than on the Closing Date.

At the Effective Time, each stock option outstanding under Legacy FaZe’s existing incentive plans that was outstanding and unexercised immediately prior to the Effective Time was converted into an option relating to New FaZe Common Stock on the same terms and conditions as were applicable to such stock option immediately prior to the Effective Time (each, a “New FaZe Stock Option”), except that (i) such New FaZe Stock Options relate to such number of shares of New FaZe Common Stock (rounded down to the nearest whole share) as is equal to (x) the number of shares of FaZe common stock subject to such stock option immediately prior to the Effective Time multiplied by (y) the Equity Value Exchange Ratio, and (ii) the exercise price per share of such New FaZe Stock Option is equal to the quotient of (x) the exercise price per share of such stock option in effect immediately prior to the Effective Time divided by (y) the Equity Value Exchange Ratio (the exercise price per share, as so determined, being rounded up to the nearest full cent). Immediately prior to the Effective Time, 75% of each discrete individual grant of options outstanding under Legacy FaZe’s existing incentive plans that remained unvested as of the Effective Time, automatically and without any required action on the part of the holder thereof, became vested as of the Effective Time. Holders of Legacy FaZe options that were vested as of the Effective Time (after giving effect to the Effective Time) are entitled to receive a number of earn-out shares equal to the number of Net Vested Company Option Shares (as defined in the Merger Agreement) underlying such vested options multiplied by the Earn-Out Exchange Ratio.

In addition, immediately prior to the Effective Time, New FaZe issued an aggregate of 10,000,000 shares of New FaZe Common Stock at a price of $10.00 per share to certain investors (the “PIPE Investors”) for aggregate proceeds of $100,000,000 to the Company (the “PIPE Investment”). At the Closing, out of $118.0 million previously committed by subscribers pursuant to a series of Subscription Agreements with BRPM dated as of October 24, 2021 (“Subscription Agreements”), subscribers that committed an aggregate of approximately $71.4 million defaulted on their commitment to purchase shares of BRPM Class A common stock. As a result, pursuant to that certain Sponsor Support Agreement, dated as of October 24, 2021 (“Sponsor Support Agreement”), by and among BRPM, B. Riley Principal 150 Sponsor Co., LLC (the “Sponsor”) and Legacy FaZe, in which the Sponsor committed to purchase, or cause an affiliate or designee to purchase, the portion of the PIPE Investment not purchased by third-party subscribers to cause the actual PIPE Investment received by BRPM to equal $100.0 million (including the $20.0 million PIPE Investment made by an affiliate of the Sponsor), B. Riley Principal Investments, LLC invested approximately $53.4 million in the PIPE Investment (the “Sponsor Backstop Amount”).

Prior to the Special Meeting, a total of 15,883,395 shares of BRPM Class A common stock, par value $0.0001, of BRPM (“BRPM Common Stock”) were presented for redemption for cash at a price of $10.00 per share in connection with the Special Meeting (the “Redemptions”).

Immediately after giving effect to the Business Combination, there were 72,506,840 issued and outstanding shares of New FaZe Common Stock, which includes the Aggregate Equity Value Consideration, the Aggregate Earnout Consideration, the New FaZe Restricted Stock Awards, the PIPE Investment and the New FaZe Common Stock held by BRPM stockholders and the Sponsor (including those shares subject to vesting pursuant to the Sponsor Support Agreement). BRPM’s public units separated into their component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security and were delisted from the Nasdaq Stock Market LLC (“Nasdaq”). As of the date of the Closing, our post-Closing directors and executive officers and their respective affiliated entities beneficially owned approximately 37.6% of the outstanding shares of New FaZe Common Stock, and the securityholders of BRPM immediately prior to the Closing (which includes Daniel Shribman and Ross Levinsohn, who are both post-Closing directors, and the Sponsor and its affiliates) beneficially owned post-Closing approximately 27.1% of the outstanding shares of New FaZe Common Stock.

Item 1.01	Entry into a Material Definitive Agreement

Amended and Restated Registration Rights Agreement

On July 19, 2022, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, the Company entered into the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) with the Sponsor, New FaZe’s directors and officers, certain stockholders of BRPM and certain stockholders of Legacy FaZe. Pursuant to the Registration Rights Agreement, New FaZe agreed to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), certain shares of New FaZe Common Stock and other equity securities of New FaZe that are held by the parties thereto from time to time. In certain circumstances, various parties to the Registration Rights Agreement can collectively demand up to four underwritten offerings within any 12-month period and are entitled to certain piggyback registration rights, in each case subject to certain limitations set forth in the Registration Rights Agreement. The material terms of the Registration Rights Agreement are described beginning on page 123 of the final prospectus and definitive proxy statement, dated as of June 21, 2022 (the “Proxy Statement/Prospectus”), entitled “Ancillary Agreements Related to the Business Combination - A&R Registration Rights Agreement.”

The foregoing description of the Registration Rights Agreement is not complete and is subject to and qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.1 and the terms of which are incorporated by reference herein.

Indemnification of Directors and Officers

On July 19, 2022, the Company entered into separate indemnification agreements with each of its directors and executive officers that, among other things, require the Company to indemnify its directors and executive officers from and against all loss and liability suffered and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement by or on behalf of such director or executive officer in any threatened, pending or completed action, suit or proceeding, whether civil, criminal or administrative or investigative and whether formal or informal, including any appeals, in which such director or executive officer may be involved, or is threatened to be involved, as a party or otherwise, by reason of the fact of that he or she is or was or has agreed to serve as a director, officer, employee or agent of the Company or otherwise at its request, to the fullest extent permitted under the DGCL. Further information about the indemnification of the Company’s directors and executive officers is set forth beginning on page 243 of the Proxy Statement/Prospectus in the section titled “Description of New FaZe Securities - Limitation on Liability and Indemnification of Directors and Officers” and that information is incorporated herein by reference.

The foregoing description of the indemnification agreements is not complete and is subject to and qualified in its entirety by reference to the form of indemnification agreement, a copy of which is attached hereto as Exhibit 10.4 and the terms of which are incorporated by reference herein.

Backstop Assignment and Release Agreement

On July 19, 2022, BRPM entered into a Backstop and Release Agreement (the “Backstop and Release Agreement”) with the Sponsor and Legacy FaZe pursuant to which (i) BRPM assigned to the Sponsor all present and future rights, title, and interest in, to and under the Subscription Agreements of the PIPE Investors who defaulted on their commitments to purchase BRPM Class A common stock under their respective Subscription Agreements, (ii) the Sponsor agreed to use commercially reasonable efforts to take, or cause to be taken, such actions that the Sponsor deems to be proper or advisable to consummate the transactions contemplated by the Subscription Agreements, (iii) Legacy FaZe agreed on behalf of itself and New FaZe to use commercially reasonable efforts to assist the Sponsor’s efforts, and (iv) Legacy FaZe released certain claims against BRPM, the Sponsor and the placement agent of the PIPE Investment, and their affiliates, directors, officers, and employees arising from or relating to such assignment and related matters.

The foregoing description of the Backstop and Release Agreement is not complete and is subject to and qualified in its entirety by reference to the Backstop and Release Agreement, a copy of which is attached hereto as Exhibit 10.6 and the terms of which are incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets

The disclosure set forth in the “Explanatory Note” above is incorporated into this Item 2.01 by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as BRPM was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor issuer to BRPM, is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company as the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Statement Regarding Forward-Looking Statements

The information in this Current Report on Form 8-K includes “forward-looking statements” pursuant to the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact included in this Current Report on Form 8-K, regarding the proposed Business Combination, the ability of the parties to consummate the proposed Business Combination, the benefits and timing of the proposed Business Combination, as well as the combined company’s strategy, future operations and financial performance, estimated financial position, estimated revenues and losses, projections of market opportunity and market share, projected costs, prospects, plans and objectives of management are forward-looking statements. These forward-looking statements generally are identified by the words “budget,” “could,” “forecast,” “future,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seem,” “seek,” “strive,” “would,” “should,” “may,” “believe,” “intend,” “expects,” “will,” “projected,” “continue,” “increase,” and/or similar expressions that concern New FaZe’s strategy, plans or intentions, but the absence of these words does not mean that a statement is not forward-looking. Such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are based on the management of New FaZe’s belief or interpretation of information currently available.

These forward-looking statements are based on various assumptions, whether or not identified herein, and on the current expectations of New FaZe’s management and are not predictions of actual performance. Because forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions, whether or not identified in this Current Report on Form 8-K, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many factors could cause actual results and condition (financial or otherwise) to differ materially from those indicated in the forward-looking statements, including but not limited to:

•	the incurrence of significant costs in connection with and following the Business Combination, including unexpected costs or expenses;

•	the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs;

•	the diminished amount of working capital we received in the Business Combination due to high levels of redemptions of BRPM Class A common stock

•

potential litigation or conflicts relating to the Business Combination, and litigation and regulatory proceedings relating to our business, including the ability to adequately protect our intellectual property rights;

•	our limited operating history and uncertain future prospects and rate of growth due to our limited operating history, including our ability to implement business plans and other expectations;

•	our ability to continue to monetize our platform;

•	our ability to grow market share in our existing markets or any new markets we may enter;

•	our ability to maintain and grow the strength of our brand reputation;

•	our ability to manage our growth effectively;

•	our ability to retain existing and attract new Esports professionals, content creators and influencers;

•	our success in retaining or recruiting, or changes required in, our officers, directors and other key employees or independent contractors;

•

our ability to maintain and strengthen our community of brand partners, engaged consumers, content creators, influencers and Esports professionals, and the success of our strategic relationships with these and other third parties;

•	our ability to effectively compete within the online entertainment industry, as well as the broader entertainment industry;

•	our reliance on the internet and various third-party mass media platforms;

•	risks related to data security and privacy, including the risk of cyber-attacks or other security incidents;

•	risks resulting from our global operations;

•	our ability to maintain the listing of our Common Stock and Warrants on Nasdaq;

•	our securities’ potential liquidity and trading, including that the price of our securities may be volatile;

•	future issuances, sales or resales of our securities;

•	the grant and future exercise of registration rights;

•	our ability to secure future financing, if needed, and our ability to repay any future indebtedness when due;

•	the impact of the COVID-19 pandemic;

•	the impact of the regulatory environment in our industry and complexities with compliance related to such environment, including our ability to comply with complex regulatory requirements;

•	our ability to maintain an effective system of internal controls over financial reporting;

•	our ability to respond to general economic conditions, including market interest rates;

•	changes to accounting principles and guidelines; and

•	other factors detailed under the section entitled “Risk Factors” beginning on page 58 of the Proxy Statement/Prospectus.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the registration statement on Form S-4, the Proxy Statement/Prospectus and other documents filed or that may be filed by New FaZe from time to time with the Securities and Exchange Commission (the “SEC”). These forward-looking statements must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of New FaZe. Forward-looking statements speak only as of the date they are made. While New FaZe may elect to update these forward-looking statements at some point in the future, New FaZe specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing New FaZe’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Business

The businesses of BRPM and Legacy FaZe prior to the Business Combination and the Company following the Business Combination are described in the Proxy Statement/Prospectus in the sections titled “Other Information Related to BRPM” beginning on page 184 and “Business of New FaZe” beginning on page 198 and that information is incorporated herein by reference.

Risk Factors

The risk factors related to the Company’s business and operations and the Business Combination are set forth beginning on page 58 of the Proxy Statement/Prospectus in the section titled “Risk Factors” and that information is incorporated herein by reference.

Properties

The properties of the Company are described in the Proxy Statement/Prospectus in the section titled Business of New FaZe” beginning on page 207 and that information is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Company and Legacy FaZe. Reference is further made to the disclosure contained in the Proxy Statement/Prospectus in the sections titled “Summary Historical Financial Information of BRPM” beginning on page 50, “Summary Historical Consolidated Financial Information of FaZe” beginning on page 52, “Summary Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 53, “Comparative Historical and Unaudited Pro Forma Combined Per Share Financial Information” beginning on page 55, “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 169, which are incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of BRPM” beginning on page 194 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of FaZe” beginning on page 209, which are incorporated herein by reference.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth the beneficial ownership of New FaZe Common Stock immediately following consummation of the Business Combination by:

•	each person who is the beneficial owner of more than 5% of New FaZe Common Stock;

•	each person who is an executive officer or director of the Company; and

•	all executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security or the right to acquire such power within 60 days.

There were 72,506,839 shares of New FaZe Common Stock issued and outstanding immediately following the consummation of the Business Combination.

Unless otherwise indicated, the Company believes that all persons named below have sole voting and investment power with respect to the voting securities indicated in the table below and the corresponding footnotes as being beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares of New FaZe Common Stock	Percentage of New FaZe Total Voting Power
5% Holders
B. Riley Principal Investments, LLC(2)	7,342,500	10.1%
B. Riley Principal 150 Sponsor Co., LLC(3)	5,005,833	6.9%
CPH Holdings VII, LLC and Affiliates(4)	17,018,805	23.5%
TS US 2 AS(5)	4,998,577	6.9%
AEV Esports, LLC(6)	3,842,359	5.3%
Yousef Abdelfattah(7)	4,192,324	5.7%
Directors and Executive Officers

Name and Address of Beneficial Owner(1)	Number of Shares of New FaZe Common Stock	Percentage of New FaZe Total Voting Power
Lee Trink and Affiliates(8)	5,178,423	6.9%
Zach Katz	877,677	1.2%
Tamara Brandt(9)	902,084	1.2%
Helen E. Webb	—	—
Kainoa Henry(10)	434,749	*
Nick Lewin(4)	17,018,805	23.5%
Mickie Rosen	—	—
Calvin “Snoop Dogg” Cordozar Broadus Jr.(11)	299,264	*
Paul Hamilton(6)	3,842,360	5.3%
Ross Levinsohn(12)	—	—
Daniel Shribman(12)	—	—
Angela Dalton	—	—
Bruce Gordon	—	—
Andre Fernandez	—	—
All Company directors and executive officers as a group (fourteen individuals)	28,553,360	37.6%

*	Less than one percent
(1)	Unless otherwise noted, the business address of each of those listed in the table above is c/o FaZe Clan Inc., 720 N. Cahuenga Blvd., Los Angeles, California, 90038.
(2)

Includes (i) 2,000,000 shares of New FaZe Common Stock purchased by B. Riley Principal Investments, LLC (“BRPI”) pursuant to a Subscription Agreement and (ii) 5,342,500 shares of New FaZe Common Stock purchased by BRPI pursuant to the Sponsor Support Agreement and the Backstop Subscription Agreement. BRPI is a wholly-owned subsidiary of B. Riley Financial, Inc. (“BRF”). Bryant R. Riley is the co-Chief Executive Officer and Chairman of the Board of Directors of BRF. As a result, each of BRF and Bryant R. Riley may be deemed to share voting and dispositive control over the shares held by BRPI. Each of BRF and Bryant R. Riley disclaims beneficial ownership over such securities except to the extent of its/his pecuniary interest therein. The business address of BRPI is 11100 Santa Monica Boulevard, Suite 800, Los Angeles, CA 90025.

(3)

Includes (i) 4,832,500 shares of New FaZe Common Stock, of which 2,156,250 shares are subject to forfeiture if the vesting conditions set forth in the Sponsor Support Agreement are not met, and (ii) 173,333 shares of New FaZe Common Stock underlying 173,333 Private Placement Warrants. BRPI is the managing member of the Sponsor, and is a wholly-owned subsidiary of BRF. BRPI and BRF have voting and dispositive control over the securities held by the Sponsor. Bryant R. Riley is the co-Chief Executive Officer and Chairman of the Board of Directors of BRF. As a result, each of BRPI, BRF, and Bryant R. Riley may be deemed to share voting and dispositive control over the shares held by the Sponsor. Each of BRF, BRPI, and Bryant R. Riley disclaims beneficial ownership over such securities except to the extent of its/his pecuniary interest therein. The business address of the Sponsor is 11100 Santa Monica Boulevard, Suite 800, Los Angeles, CA 90025.

(4)

Includes 9,951,359 shares held by CPH Phase II SPV LP and 7,067,446 shares held by CPH Phase III SPV LP. CPH Holdings VII, LLC is the sole general partner of each of CPH Phase II SPV LP and CPH Phase III SPV LP, and Nick Lewin is the sole manager of CPH Holdings VII, LLC. In such capacity, Mr. Lewin has sole voting and investment power over the securities held by CPH Phase II SPV LP and CPH Phase III SPV LP and therefore may be deemed to be the beneficial owner of such securities. With respect to the securities held by CPH Phase II SPV LP and CPH Phase III SPV LP, Mr. Lewin disclaims beneficial ownership, except to the extent of his pecuniary interest therein.

(5)

TS US 2 AS is indirectly wholly owned by Michael Treschow. Mr. Treschow has sole voting and investment power over the shares held by TS US 2 AS and therefore may be deemed to be the beneficial owner of such shares.

(6)

Includes shares held directly by AEV Esports, LLC (“AEV”). Paul Hamilton is the President and Chief Executive Officer of AEV and may be deemed to share voting and dispositive control over the shares held by AEV.

(7)	Yousef Abdelfattah is one of the co-founders of Legacy FaZe and was a director of Legacy FaZe prior to the consummation of the Business Combination.
(8)

Includes (i) 2,310,184 shares held by Dare Mighty Entertainment, LLC, and (ii) 2,272,347 shares over which Mr. Trink has the right to acquire voting and dispositive power upon the exercise of stock options within 60 days after July 19, 2022. Mr. Trink has sole voting and investment power over the shares held by Dare Mighty Entertainment, LLC and therefore may be deemed to be the beneficial owner of such shares.

(9)	Includes 838,485 shares over which Ms. Brandt has the right to acquire voting and dispositive power upon the exercise of stock options within 60 days after July 19, 2022.
(10)	Includes 376,332 shares over which Mr. Henry has the right to acquire voting and dispositive power upon the exercise of stock options within 60 days after July 19, 2022.
(11)	Includes (i) 236,264 shares held by Spanky’s Clothing, Inc., (ii) 31,500 shares held by Boss Lady Entertainment Inc. and (iii) 31,500 shares held by SMAC Entertainment Inc.
(12)	This individual is a member of B. Riley Principal 150 Sponsor Co. LLC but does not have voting or dispositive control over the shares held by such entity.

Directors and Executive Officers

The Company’s directors and executive officers after the Closing are described beginning on page 250 of the Proxy Statement/Prospectus in the section titled “New Faze Management After the Business Combination — Board of Directors and Management” and that information is incorporated herein by reference.

Director Independence

Information with respect to the independence of the Company’s directors is set forth beginning on page 254 of the Proxy Statement/Prospectus in the section titled “ New Faze Management After the Business Combination —Director Independence” and that information is incorporated herein by reference.

Committees of the Board of Directors

Information with respect to the composition of the Board immediately after the Closing is set forth in the Proxy Statement/Prospectus in the section titled “New FaZe Management After the Business Combination — Corporate Governance - Board Committees” beginning on page 254 and that information is incorporated herein by reference, subject to the updates set forth in Item 5.02 below, which is incorporated by reference into this Item 2.01.

Executive Compensation

A description of the compensation of the named executive officers of Legacy FaZe before the consummation of the Business Combination is set forth beginning on page 258 of the Proxy Statement/Prospectus in the section titled “FaZe’s Executive and Director Compensation,” and that information is incorporated herein by reference.

At the Special Meeting, BRPM stockholders approved the FaZe Clan Inc. 2022 Omnibus Incentive Plan (the “2022 Plan”). The description of the 2022 Plan is set forth beginning on page 157 of the Proxy Statement/Prospectus section entitled “The Incentive Plan Proposal,” which is incorporated herein by reference. The description of the 2022 Plan is not complete and is subject to and qualified in its entirety by reference to the 2022 Plan, a copy of which is attached hereto as Exhibit 10.2 and the terms of which are incorporated by reference herein. Following the consummation of the Business Combination, the Company expects that the Board will approve grants of awards under the 2022 Plan to eligible participants, as described beginning on page 157 of the Proxy

Statement/Prospectus in the section titled “The Incentive Plan Proposal — Summary of the 2022 Plan - Shares Available for Awards.”

At the Special Meeting, BRPM stockholders approved the FaZe Clan Inc. 2022 Employee Stock Purchase Plan (the “ESPP”). As a result, New FaZe is authorized to offer eligible employees the ability to purchase shares of New FaZe Common Stock at a discount, subject to various limitations. The description of the ESPP is set forth beginning on page 164 of the Proxy Statement/Prospectus section entitled “The ESPP Proposal,” which is incorporated herein by reference. The description of the ESPP is not complete and is subject to and qualified in its entirety by reference to the ESPP, a copy of which is attached hereto as Exhibit 10.3 and the terms of which are incorporated by reference herein.

Director Compensation

A description of the compensation of the directors of Legacy FaZe before the consummation of the Business Combination is set forth on page 264 of the Proxy Statement/Prospectus in the section titled “FaZe’s Executive and Director Compensation - Director Compensation,” and that information is incorporated herein by reference.

Employment Agreements

A description of the employment agreements that a subsidiary of the Company has entered into with certain Company officers is set forth on pages 260 and 263 of the Proxy Statement/Prospectus in the sections titled “FaZe’s Executive and Director Compensation - Employment Agreements” and “FaZe’s Executive and Director Compensation - Executive Employment Agreements,” and that information is incorporated herein by reference.

Certain Relationships and Related Party Transactions

Certain relationships and related party transactions of BRPM and Legacy FaZe are described beginning on page 265 of the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions” and that information is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Other Information Related to BRPM — Legal Proceedings” beginning on page 184 and “Business of New FaZe — Legal Proceedings” beginning on page 207 and that information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Stock and Related Stockholder Matters

BRPM’s publicly-traded BRPM Common Stock, units and warrants were historically listed on the Nasdaq under the symbols “BRPM,” “BRPMU” and “BRPMW,” respectively. On July 19, 2022, the BRPM Common Stock and BRPM’s warrants outstanding upon the Closing began trading on the Nasdaq under the symbols “FAZE” and “FAZEW,” respectively. At the Closing, each of BRPM’s public units separated into its components consisting of one share of common stock and one-third of one redeemable warrant and, as a result, the units no longer trade as a separate security.

The Company has not paid any cash dividends on the New FaZe Common Stock to date. The Company currently intends to retain its future earnings, if any, to finance the further development and expansion of its business and does not intend to pay cash dividends in the foreseeable future. Any future determination to pay dividends will be at the discretion of the Board and will depend on the Company’s financial condition, results of operations, capital requirements, restrictions contained in future agreements and financing instruments, business prospects and such other factors as its Board deems relevant. As a result, you may not receive any return on an investment in New FaZe Common Stock unless you sell New FaZe Common Stock for a price greater than that which you paid for it. See the section on page 57 of the Proxy Statement/Prospectus entitled “Market Price, Ticker Symbol and Dividend Information” and such information is incorporated herein by reference.

As of the Closing Date, there were approximately 397 record holders of New FaZe Common Stock and 2 record holders of warrants. The number of record holders may not be representative of the number of beneficial owners of the New FaZe Common Stock and warrants, whose shares are held in street name by banks, brokers and other nominees.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities to Be Registered

The description of the Company’s securities is contained beginning on page 235 of the Proxy Statement/Prospectus in the section titled “Description of New FaZe Securities” and that information is incorporated herein by reference.

Indemnification of Directors and Officers

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Indemnification of Directors and Officers” is incorporated into this Item 2.01 by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

PIPE Investment

Concurrently with the execution of the Merger Agreement, the Company consummated the PIPE Investment. Reference is made to the information contained in the “Explanatory Note” to this Current Report on Form 8-K, which is incorporated herein by reference.

The shares issued to the PIPE Investors in the private placement were issued pursuant to and in accordance with the exemption from registration under the Securities Act, under Section 4(a)(2) promulgated under the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with the Business Combination, on July 19, 2022, the Company filed a Certificate of Incorporation (the “Certificate of Incorporation”) with the Delaware Secretary of State, and also adopted Bylaws on July 19, 2022 (the “Bylaws”), which replace BRPM’s certificate of incorporation and bylaws in effect as of such time. The material terms of the Certificate of Incorporation and the Bylaws and the general effect upon the rights of holders of the Company’s common stock are discussed in the Proxy Statement/Prospectus in the sections titled “The Binding Charter Proposals” beginning on page 147 and “The Advisory Charter Proposals” beginning on page 151.

New FaZe’s common stock and public warrants are listed for trading on the Nasdaq under the symbols “FAZE” and “FAZEW” respectively. On the date of the Closing, the CUSIP numbers relating to the Company’s common stock and warrants changed to 31423J 102 and 31423J 110, respectively.

The foregoing description of the Certificate of Incorporation and the Bylaws is not complete and is subject to and qualified in its entirety by reference to the Certificate of Incorporation and the Bylaws, copies of which are attached hereto as Exhibits 3.1 and 3.2 and the terms of which are incorporated by reference herein.

Item 5.01	Changes in Control of Registrant.

Reference is made to the disclosure beginning on page 105 of the Proxy Statement/Prospectus in the section titled “The Merger Agreement,” and the disclosure beginning on page 146 of the Proxy Statement/Prospectus in the section titled “The Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the information contained in the “Explanatory Note” above and Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On the date of the Closing, and in accordance with the terms of the Merger Agreement, the Board became comprised of ten directors: Lee Trink, Andre Fernandez, Angela Dalton, Bruce Gordon, Calvin “Snoop Dogg” Cordozar Broadus Jr., Daniel Shribman, Mickie Rosen, Nick Lewin, Paul Hamilton and Ross Levinsohn. Immediately following the consummation of the Business Combination, the following individuals became the executive officers of the Company: Lee Trink, Zach Katz, Tamara Brandt, Kainoa Henry and Helen E. Webb (on an interim basis). Concurrently with the consummation of the Business Combination, BRPM’s officers and directors, other than Messrs. Shribman and Levinsohn (who serve as directors of the Company following the Business Combination), resigned from their respective positions at BRPM.

On the date of the Closing, the Company’s audit committee consisted of Angela Dalton, Mickie Rosen and Paul Hamilton with Paul Hamilton serving as the chair of the committee. The Board determined that each member of the audit committee qualifies as an independent director under the independence requirements of the Sarbanes-Oxley Act of 2002, as amended, Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable Nasdaq listing requirements and that Mr. Hamilton qualifies as an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K, and which member or members possess financial sophistication, as defined under the rules of Nasdaq.

On the date of the Closing, the Company’s compensation committee consisted of Daniel Shribman, Andre Fernandez and Ross Levinsohn with Daniel Shribman serving as chair of the committee. The Board determined that each member of the compensation committee is “independent” as defined under the applicable Nasdaq requirements and SEC rules and regulations.

On the date of the Closing, the Company’s nominating and corporate governance committee consisted of Ross Levinsohn, Paul Hamilton and Mickie Rosen with Ross Levinsohn serving as chair of the committee. The Board determined that each member of the nominating and corporate governance committee is “independent” as defined under the applicable Nasdaq requirements and SEC rules and regulations.

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K under the headings “Executive Compensation,” “Director Compensation,” “Employment Agreements,” “Certain Relationships and Related Party Transactions” and “Indemnification of Directors and Officers” is incorporated in this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report is incorporated into this Item 5.03 by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective upon the Closing Date, in connection with the consummation of the Business Combination, the Board adopted a new Code of Business Conduct and Ethics, which is applicable to all employees, officers and directors of the Company, which is available on the Company’s website at https://investor.fazeclan.com. The information on the Company’s website does not constitute part of this Current Report and is not incorporated by reference herein.

Item 5.06	Change in Shell Company Status.

Upon the Closing, the Company ceased to be a shell company. The material terms of the Business Combination are described beginning on page 105 of the Proxy Statement/Prospectus in the section titled “The Merger Agreement,” and the disclosure beginning on page 146 of the Proxy Statement/Prospectus in the section titled “The Business Combination Proposal,” and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

On July 19, 2022, the Company issued a press release announcing the Closing. The press release is furnished as Exhibit 99.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

Information responsive to Item 9.01(a) of Form 8-K is set forth in the financial statements included in the Proxy Statement/Prospectus on pages F-3 through F-111, which are incorporated herein by reference.

(b)	Pro forma financial information.

Certain pro forma financial information of the Company is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(c)	Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of October 24, 2021, by and among B. Riley Principal 150 Merger Corp., BRPM Merger Sub, Inc. and FaZe Clan Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on October 25, 2021).

2.2	Amendment to Agreement and Plan of Merger, dated as of December 29, 2021, by and among B. Riley Principal 150 Merger Corp., BRPM Merger Sub, Inc., and FaZe Clan Inc., (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on December 30, 2021).

2.3	Amendment to the Agreement and Plan of Merger, dated as of March 10, 2022, by and among B.
Riley Principal 150 Merger Corp., BRPM Merger Sub, Inc., and FaZe Clan Inc., (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on March 10, 2022).

3.1	Second Amended and Restated Certificate of Incorporation of FaZe Holdings Inc., dated as of July 19, 2022.

3.2	Amended and Restated Bylaws of FaZe Holdings Inc., dated as of July 19, 2022.

4.1	Specimen Common Stock Certificate of FaZe Holdings Inc. (incorporated by reference to Exhibit 4.4 of the Company’s Proxy Statement/Prospectus on Form S-4 filed on May 26, 2022).

4.2	Warrant Agreement, dated February 18, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K, filed with the SEC on February 23, 2021).

10.1	Amended and Restated Registration Rights Agreement dated as of July 19, 2022, by and among FaZe Holdings Inc., B. Riley Principal 150 Sponsor Co., LLC and certain stockholders of FaZe Holdings Inc.

10.2+	FaZe Clan Inc. 2022 Omnibus Incentive Plan.

10.3+	FaZe Clan Inc. 2022 Employee Stock Purchase Plan.

10.4	Form of Indemnification Agreement.

10.5	Sponsor Support Agreement, dated as of October 24, 2021, by and among B. Riley Principal 150 Merger Corp., B. Riley Principal 150 Sponsor Co., LLC, and FaZe Clan Inc. (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed on October 25, 2021).

10.6	Backstop Assignment and Release Agreement, dated as of July 19, 2022, by and among B. Riley Principal 150 Merger Corp., B. Riley Principal 150 Sponsor Co., LLC, and FaZe Clan, Inc.

21.1	List of Subsidiaries

99.1	Press Release, dated July 20, 2022.

99.2	Unaudited Pro Forma Condensed Combined Financial Information.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K of the Exchange Act. The Company hereby agrees to hereby furnish supplementally a copy of all omitted schedules to the SEC upon request.

+	Indicates a management or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

FAZE HOLDINGS INC.

Date: July 22, 2022	By:	/s/ Lee Trink
	Name:	Lee Trink
	Title:	Chief Executive Officer